DELAWARE GROUP® STATE TAX-FREE INCOME TRUST

Delaware Tax-Free Pennsylvania Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, and Class C
Statutory Prospectus dated June 28, 2012

Effective December 28, 2012, the following replaces the information in the section entitled “Fund summary – Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Joseph R. Baxter	Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager	May 2003
Stephen J. Czepiel	Senior Vice President, Senior Portfolio Manager	July 2007
Gregory A. Gizzi	Senior Vice President, Senior Portfolio Manager	December 2012

The following replaces the information in the section entitled “How we manage the Fund – The securities in which the Fund typically invests – Private activity or private placement bonds”:

Private activity or private placement bonds
Private activity bonds are municipal bonds whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds and privately owned sports facilities. Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

Private placement bonds are bonds sold directly to qualified institutional investors or accredited investors, such as banks, mutual funds, insurance companies, pension funds, and foundations. Private placement bonds do not require registration with the U.S. Securities and Exchange Commission, provided the securities are bought for investment purposes rather than resale. Privately placed bonds encompasses a wide variety of fixed income investments including corporate obligations, real estate related, project finance and asset-backed loans.

How the Fund uses them: Under normal circumstances, the Fund may invest without limit in private activity bonds or private placement bonds, except that the Fund’s investments in these bonds will be limited if such investments, in the aggregate, would cause the Fund to have less than 80% of its net assets invested in municipal securities the income from which is exempt from federal income taxes and the personal income tax of the Commonwealth of Pennsylvania.

The following replaces the information in the section entitled, “How we manage the Fund – The risks of investing in the Fund – Alternative minimum tax risk”:

Alternative minimum tax risk
If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund's distributions would be taxable for shareholders who are subject to this tax.

How the Fund strives to manage it: Under normal circumstances, the Fund will not invest more than 20% of its assets in bonds whose income is subject to the federal alternative minimum tax.

Effective December 28, 2012, the following replaces the information in the section entitled “Who manages the Fund - Portfolio managers.”

Portfolio managers

Joseph R. Baxter, Stephen J. Czepiel and Gregory A. Gizzi have an equal role in the management of the Fund. Messrs. Baxter, Czepiel and Gizzi assumed primary responsibility for making day-to-day investment decisions for the Fund in May 2003, July 2007 and December 2012, respectively.

Joseph R. Baxter, Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager
Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J. Czepiel, Senior Vice President, Senior Portfolio Manager
Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Gregory A. Gizzi, Senior Vice President, Senior Portfolio Manager
Gregory A. Gizzi is a member of the firm’s municipal fixed income portfolio management team and municipal trading team, and head of the municipal bond trading staff. Additionally, Gizzi serves as portfolio manager and head of the convertible bond trading staff. Before joining Delaware Investments in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 28, 2012.